UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                             ADVANCED CELLULAR, INC.
             (Exact name of registrant as specified in its charter)

         Nevada                                                 42-1771506
(State of incorporation                                      (I.R.S. Employer
    or organization)                                        Identification No.)

     5348 Vegas Drive, Las Vegas, NV                              89108
(Address of principal executive officers)                       (Zip Code)

       Securities to be registered pursuant to Section 12(b) of the Act:

Title of each class                               Name of each exchange on which
to be registered                                  each class is to be registered
----------------                                  ------------------------------
                                      None

If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box [ ]

If this form relates to the registration of a class of securities pursuant to
Section 12 (g) of the Exchange Act and is effective pursuant to General Instructions A.(d), check the following box [X]

Securities Act registration statement file number to which this form relates:
333-169085

       Securities to be registered pursuant to Section 12(g) of the Act:

               Common stock with a par value of $0.0001 per share

                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

ITEM 1. DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED

A description of the Registrant's Common Stock is set forth under the caption "Description of Securities" contained in the prospectus included in the Company's Registration Statement on Form S-1/A (File No. 333-169085) as originally filed with the Securities and Exchange Commission on December 3, 2010 (the "Registration Statement"), and in the prospectus included in the Registration Statement, is hereby incorporated by reference in response to this item.

ITEM 2. EXHIBITS

3.1 Articles of Incorporation (incorporated by reference from Advanced Cellular, Inc Registration Statement on Form S-1 filed on August 27, 2010, Registration No. 333-169085)

3.2 By-laws (incorporated by reference from Advanced Cellular, Inc Registration Statement on Form S-1 filed on August 27, 2010, Registration No. 333-169085)

99.1 Form of Subscription Agreement (incorporated by reference from Advanced Cellular, Inc Registration Statement on Form S-1 filed on August 27, 2010, Registration No. 333-169085)

                                    SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Act of 1934, the registrant has duly caused this registration statement on its behalf by the undersigned, thereto duly authorized.

ADVANCED CELLULAR, INC.


By: /s/ Nir Eliyahu
    -------------------------------------
    Nir Eliyahu
    President, Chief Executive Officer,
    Chief Financial Officer, and Director
    December 14, 2010

                                  EXHIBIT INDEX

3.1 Articles of Incorporation (incorporated by reference from Advanced Cellular, Inc Registration Statement on Form S-1 filed on August 27, 2010, Registration No. 333-169085)

3.2 By-laws (incorporated by reference from Advanced Cellular, Inc Registration Statement on Form S-1 filed on August 27, 2010, Registration No. 333-169085)

99.1 Form of Subscription Agreement (incorporated by reference from Advanced Cellular, Inc Registration Statement on Form S-1 filed on August 27, 2010, Registration No. 333-169085)